LEASE AGREEMENT

1. Parties        THIS AGREEMENT, MADE THE 15th day of December one thousand nine hundred and ninety five (1995), by and between EDWARD M.
                  PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS (hereinafter called Lessor), of the one part, and REGENT BANCSHARES INC., INCORPORATED IN THE STATE OF NEW JERSEY, with offices located at 1430 Walnut Street, Philadelphia, PA 19102 (hereinafter called Lessee), of the other part.

2. Premises       WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain 3rd floor of the building situate and known as 1426 Walnut Street in the City of Philadelphia, State of
                  Pennsylvania, to be used and occupied as offices for banking
3. Term           and related services and for no other purpose, for the term of
                  3 years 5 months beginning the 1st day of January, one
                  thousand nine hundred and ninety six (1996), and ending the
                  31st day of May, one thousand nine hundred and ninety nine
4. Minimum        (1999), for the minimum term rental of SIXTY EIGHT THOUSAND
    Rent          THREE HUNDRED THIRTY THREE DOLLARS AND FORTY SEVEN CENTS
                  (Dollars) ($68,333.47), lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, or any renewal hereof, in sums of as hereinafter set forth in paragraph 30, provided, however, the commencement date* on the 1st day of each month, rent to begin from the 1st day of January, 1996, the first installment to be paid at the time of signing this lease. *see paragraph 33b

     5. Inability to give possession. If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

     6. Additional Rent. (a) Damages for Default. Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

        *(b) Taxes. Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, in excess of and over and above those assessed or imposed at the time of making this lease. The amount due hereunder on account of such taxes shall be apportioned for that part of the first and last calendar years covered by the term hereof. The same shall be paid by Lessee to Lessor on or before the first day of July of each and every year. *SEE par. 40

        *(c) Fire Insurance Premiums. Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business. *see paragraph 40

        **(d) Water Rent. (purposely striken) **see par. 38

        (e) Sewer Rent. Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises in excess of the yearly minimum of such sewer charges, immediately when the same become due.

     7. Place of Payment. All rents shall be payable without prior notice or demand at the office of Lessor in Edward M. Paul & Company, 1420 Walnut Street, Philadelphia, PA 19102 or at such other place as Lessor may from time to time designate by notice in writing.

     8. Affirmative Covenants of Lessee. Lessee covenants and agrees that he will without demand

        (a) Payment of Rent. Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

        *(b) Cleaning, Repairing, etc. Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease. *see paragraph 37

        (c) Requirements of Public Authorities. Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

        (d) Fire. Use every reasonable precaution against fire.

        (e) Rules and Regulations. Comply with rules and regulations of Lessor promulgated as hereinafter provided.

        (f) Surrender of Possession. Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

        (g) Notice of Fire, etc. Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

        (h) Condition of Pavement. (purposely striken)

        (i) Agency on Removal. The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor and that should Lessee do so or attempt to do so, the Lessor may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action. EDWARD M. PAUL & CO. shall be the only authorized agent in leasing or reletting of the demised premises


     9. Negative Covenants of Lessee. Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained:

        (a) Use of Premises. Occupy the demised premises in any other manner or for any other purpose than as above set forth.

        *(b) Assignment and Subletting. Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or corporation to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant. *See paragraph 41


Approve by Initialing /s/ HP

RIDER attached to and made a part of Lease Agreement dated the 15th day of December, 1995 by and between EDWARD M. PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS, LESSOR AND REGENT BANCSHARES, INC., Incorporated in the State of New Jersey, with offices located at 1430 Walnut Street, Philadelphia, PA 19102, LESSEE for all that certain 3rd Floor of the building situate and known as 1426 Walnut Street, Philadelphia, PA.

30. The minimum annual rent and monthly rent shall be as follows:

     FROM                    TO                 ANNUAL RENT       MONTHLY RENT
-------------------------------------------------------------------------------
January 1, 1996       December 31, 1998         $20,000.00         $1,666.67

From the period from January 1, 1999 thru May 31, 1999 Lessee shall pay $8,333.35 payable in equal monthly installments of $1,666.67 per month.

Said sums shall be payable on the first day of each month in advance without prior notice or demand and without any deduction or setoff whatsoever for the term of the lease or any renewals thereof. In the event of renewals the monthly rental shall not be less than $1,666.67 per month.

31. Anything herein contained to the contrary notwithstanding, provided Lessee is not in default under any terms and conditions of the Lease Agreement, Lessee is given the right and privilege of extending the Lease Agreement for an additional five years commencing June 1, 1999 thru May 31, 2004 by serving written notice to that effect sent by Registered Mail, Return Receipt Requested, sent on or before December 31, 1998 of their desire to extend the Lease Agreement with the understanding that Lessee agrees to pay the per annum rental of TWENTY-THREE THOUSAND DOLLARS ($23,000.00) payable in equal monthly installments of ONE THOUSAND NINE HUNDRED SIXTEEN DOLLARS AND SIXTY SEVEN CENTS ($1,916.67) each on the first day of each month in advance. Lessee is given the further right and privilege of extending the lease agreement for an additional five years provided Lessee has exercised their previous option commencing June 1, 2004 thru May 31, 2009 by serving written notice to that effect sent by Registered Mail, Return Receipt Requested, sent on or before December 31, 2003 of their desire to extend the Lease Agreement with the understanding that Lessee agrees to pay the per annum rental of TWENTY-SIX THOUSAND FOUR HUNDRED FIFTY DOLLARS ($26,450.00) per annum in equal monthly installments of TWO THOUSAND TWO HUNDRED FOUR DOLLARS AND SEVENTEEN CENTS ($2,204.17) each on the first day of each month in advance. In the event of renewals, the monthly rent shall not be less than $2,204.17 per month.

32. Anything herein contained to the contrary notwithstanding, Lessee agrees to pay as additional rent each and every month of the Lease Agreement, the obligation of the use and occupancy tax that shall become due pursuant to the laws of the City of Philadelphia. Lessee agrees to pay an adjusted amount, if, as, and when notified of any change in the use and occupancy tax rate or assessment. As a condition of Lessor entering into this Lease Agreement lessee shall provide its Philadelphia Business Tax Account Number.
Said number is: 545-18-46.

33. a. Lessor agrees, at Lessor's sole cost and expense, immediately upon the full execution of the Lease Agreement to proceed with due diligence to complete the renovations necessary for Lessee's occupancy, in accordance with the plans and specifications which plans and specifications are to be identified as Exhibit A attached hereto and made a part hereof. Any and all guarantees installed in accordance with the renovation shall be made available to the Lessee. With the understanding that the Lessee shall keep and maintain said equipment in good order and repair returning the same at the termination of the lease, reasonable wear and tear excepted.


Approve by Initialing /s/ HP

RIDER attached to and made a part of Lease Agreement dated the 15th day of December, 1995 by and between EDWARD M. PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS, LESSOR AND REGENT BANCSHARES, INC., Incorporated in the State of New Jersey, with offices located at 1430 Walnut Street, Philadelphia, PA 19102, Lessee for all that certain 3rd Floor of the building situate and known as 1426 Walnut Street, Philadelphia, PA.

33. (cont.) b. Anything herein contained to the contrary notwithstanding, the term of the Lease shall be for 3 years and 5 months commencing January 1, 1996 provided that the Lessor shall have substantially completed, except for minor details not affecting the Lessee's ability to use the demised premises, the renovations as provided for in accordance with the terms of this Lease on or before said date. In the event the premises is not ready for the Lessee's occupancy, Lessee agrees to wait until March 1, 1996 in that eventuality. It is further agreed and understood that all terms and conditions of this Lease Agreement shall be extended to the date of occupancy and Lessee shall pay the pro rata rental as of the date the premises is ready for occupancy.

34. Anything herein contained to the contrary notwithstanding, Lessee is hereby given the right and privilege of erecting such signs upon the demised premises as they deem necessary for the requirements of their office, with the further agreement and understanding that such signs will comply with all laws and requirements of the constituted lawful authorities and with the further agreement and understanding that the Lessee assumes all liability and responsibility for damages to persons and property including the building itself in the erection, maintenance and removal of the said signs. Lessee agrees to remove the said signs at the termination of the Lease prior to vacating the premises, repairing all damage resulting therefrom.

35. Lessee agrees to maintain Public Liability and Property Damage Insurance covering the demised premises, with single limit Public Liability of $1,000,000.00 and Property Damage Insurance with limits of $1,000,000.00 in the names of the Lessor and Lessee as their interest may appear. Lessee shall increase the amount of coverage once every five years, if not before, to reflect the amount of inflation that occurs. Lessee will deliver to Lessor, prior to the commencement of this Lease, a Certificate of Insurance evidencing such coverage. Lessee further covenants and agrees at least ten days prior to the expiration, cancellation or lapsing of any insurance policy to deliver to the Lessor Certificates of Insurance evidencing the issuance or renewals of said insurance, with the further agreement and understanding that failure on the part of the Lessee to do so, shall entitle the Lessor to place said insurance, the cost of which shall be borne by the Lessee, and paid to the Lessor, as additional rent, promptly upon demand.

36. Lessee acknowledges that the electric servicing the demised premises is delivered by sub-meter, provided by the Lessor. Lessee agrees to pay as additional rent to the Lessor, the amount consumed as metered at the same rate as is charged by the Philadelphia Electric Company payable within 10 days of receipt of said invoice as additional rent.

37. Lessee agrees to notify the Lessor in writing whenever leaks occur in the roof and the skylights not caused by the negligence of the Lessee. Upon receipt of written notice from the Lessee, Lessor agrees to proceed with due diligence to repair at his own cost and expense, any leaks in the roof and skylights, provided such repairs are not made necessary by any act or neglect on the part of the Lessee. In no event, however, shall Lessor be liable to Lessee for any loss or damage due to, or alleged to be due to, any leaks from the said roof of the building of which the herein demised premises is a part during the term of this Lease or any renewals thereof unless the Lessor shall have failed to repair the roof within a reasonable time weather conditions permitting.


Approve by Initialing /s/ HP

RIDER attached to and made a part of Lease Agreement dated the 1st day of December, 1995 by and between EDWARD M. PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS, LESSOR AND REGENT BANCSHARES, INC., Incorporated in the State of New Jersey, with offices located at 1430 Walnut Street, Philadelphia, PA 19102, LESSEE for all that certain 3rd Floor of the building situate and known as 1426 Walnut Street, Philadelphia, PA.

38. Anything herein contained to the contrary notwithstanding, Lessee acknowledges that there is a separate sub-water meter servicing the demised premises and Lessee agrees to pay, as additional rent the amount of water and sewer consumed on said meter including the monthly minimum service charge associated with the pipe diameter and/or water meter size. Said amount shall be due and payable within 10 days of receipt of said invoice as additional rent.

39. Anything herein contained to the contrary notwithstanding Lessee shall receive free rent for the period from January 1, 1996 through December 31, 1997. Lessee shall, however, pay to Lessor upon execution of this Lease, $44,550.00 which sum Lessor shall apply to the cost of tenant improvements as specified in Paragraph 47, Exhibit A and B, as well as Exhibit C.

40. Anything therein contained to the contrary notwithstanding in lieu of paragraph 6B and 6C, (insurance and real estate taxes) Lessee further agrees to pay fifteen (15%) percent of all real estate taxes, including Center City District Taxes, and fifteen (15%) percent of any and all fire insurance premiums with extended coverage or any additional insurance coverage made necessary in order to maintain replacement cost or actual cash value insurance as the case may be of the insurance premium commencing January 1, 1998 or two years after commencement, whichever is later. Such amounts shall be due and payable as additional rent within 10 days of receipt and shall be pro rated for the first and last year of the Lease Agreement. Notwithstanding the above, in the event the Lessee is the sole cause of any rate change, Lessee shall be obligated to pay the additional costs if, as, and when such change shall occur.

41. Notwithstanding paragraph 9 of the lease, the Lessee may assign or sublet all or part of the leased premises without consent of the Lessor with the further agreement and understanding that Lessee shall not be relieved of its responsibility under the Lease Agreement in the event such subletting shall occur. Lessee shall have the right to sublet to any subsidiary of Regent Bancshares, Inc. and/to KC Insurance Premium Finance Co., Inc. or its subsidiary or affiliate without notice.

42. Anything herein contained to the contrary notwithstanding Lessee shall be obligated to pay an additional ONE HUNDRED DOLLARS ($100.00) as a late payment should the rental remain unpaid for more than fifteen (15) days after the date for which it was due, with the further agreement and understanding that the Lessee will pay a late payment penalty fee of one and one half percent (1-1/2%) monthly interest rate for the outstanding rental due if not paid within fifteen
(15) days.

43. There exists in Pennsylvania a Real Estate Recovery Fund, administered by the State Real Estate Commission, the purpose of which is to protect consumers from improper conduct by persons in the real estate business. Anyone who gets a judgment in a suit against a broker for fraud, misrepresentation or deceit, and who is unable to collect the amount of judgment by the usual legal procedures, may apply for payment from the Fund by meeting certain prescribed requirements. Further information can be obtained by telephoning the Real Estate Commission at
(717) 783-7198 (not a free number).

44. All notices to be given to the Lessee shall be addressed to:
                         Regent Bancshares Inc.
                         1430 Walnut Street
                         Philadelphia, PA  19102

45. Lessor shall be responsible for the repair and maintenance of the elevator.


Approve by Initialing /s/ HP

RIDER attached to and made a part of Lease Agreement dated the 15th day of December, 1995 by and between EDWARD M. PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS, LESSOR AND REGENT BANCSHARES, INC., Incorporated in the State of New Jersey, with offices located at 1430 Walnut Street, Philadelphia, PA 19102, LESSEE for all that certain 3rd Floor of the building situate and known as 1426 Walnut Street, Philadelphia, PA.

46. Lessor shall be responsible for the repair and maintenance of the sidewalk in front and back and shall be responsible for snow and ice removal.

47. In addition to the items described on the Richmond Roofing Proposal dated November 6, 1995, attached hereto and marked Exhibit "A", Lessor shall perform the following renovations at its expense in accordance with the plans and specs attached hereto as Exhibit "B":

               a.   Front area: install adequate fluorescent ceiling lighting;
                    and

               b.   Middle area: install adequate fluorescent ceiling lighting;
                    and

               c. Rear area: install drop ceiling and adequate fluorescent ceiling lighting; and

               d. In all areas: provide adequate heat and air conditioning and sufficient electrical power in accordance with the specs; and

               e. Provide access doors, stairs, etc., from 1426 Walnut Street building at office next to lunchroom to 1428-30 Walnut Street building in accordance with fire and building code.

48. Within ten (10) days after request by Lessor, Lessee agrees to deliver an estoppel certificate to any proposed mortgagee or purchaser, or to Lessor, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Lessee. Upon commencement of the terms hereof, Lessor and Lessee shall execute a statement setting forth the commencement date and the expiration date for the initial term.

49. Lessee agrees to subordinate this lease to any institutional first mortgage, underlying or master lease now or hereafter placed upon the land of which the demised premises is a part, and to all advances made or hereafter to be made upon the security thereto. The word "mortgage" as used herein includes mortgages, deeds of trust or similar instruments and the word mortgage, underlying or master lease shall include such modifications, consolidations, extensions, renewals, replacements or substitutes thereof. Provided, however, that if Lessee is not in default of this lease, its tenancy will not be disturbed shall continue in full force and effect. As a condition to this lease Lessor shall obtain a subordination, non-disturbance attornment agreement in satisfactory form, from the holders of any and all of the above mortgages or underlying or master leases presently in effect, and Lessee agrees to enter into any such agreement with the holders of any and all mortgages or underlying or master leases hereafter coming into effect.

50. Anything herein contained to the contrary notwithstanding, Lessor may cancel this lease and regain possession of the demised premises any time on or after May 31, 1999, in the event of a bona fide sale or agreement for the sale or in the event that the building of which the demised premises is a part and the adjacent building thereto are razed for the purpose of erecting a new building on the property of which the demised premises forms a part, Lessor shall have the right by serving written notice to the Lessee of Lessor's intention so to terminate, one hundred eighty (180) days prior to such termination date, and Lessee agrees to surrender and give up complete and full possession of the herein demised premises upon the date mentioned in such notice. If the Lessee shall fail to do so, Lessor shall have the right to enter an amicable action and confession of judgment in as provided in this Lease and may employ any and all other remedies contained in this Lease, and/or provided by law.


Approve by Initialing /s/ HP

RIDER attached to and made a part of Lease Agreement dated the 15th day of December, 1995 by and between EDWARD M. PAUL & COMPANY AGENT FOR CYNWYD INVESTMENTS, LESSOR AND REGENT BANCSHARES, INC., Incorporated in the State of New Jersey, with offices located at 1430 Walnut Street, Philadelphia, PA 19102, LESSEE for all that certain 3rd Floor of the building situate and known as 1426 Walnut Street, Philadelphia, PA.

51. Anything herein contained to contrary notwithstanding, in the event Lessor chooses to terminate the Lease Agreement on or before the first sixty (60) months of occupancy of the Lease Agreement, Lessor shall give notice to the Lessee by Registered Mail, Return Receipt Requested sent one hundred eighty
(180) days prior to the desired termination date, which date of termination shall not be before May 30, 1999, and Lessor shall provide an early termination fee of TWENTY FIVE THOUSAND DOLLARS ($25,000.00), which payment shall be paid to the Lessee within ten (10) days after the date of removal by the Lessee, as authorized by the Lessor, provided Lessee has vacated the premises without any outstanding financial obligations due at the date of vacating.

52. Lessor and Lessee hereby mutually waive all rights of subrogation and rights of recovery against each other, their agents, servants and employees for any and all losses occurring to the demised premises during the terms of this lease (or any renewal or extension thereof) whether or not caused by the negligence of Lessor or Lessee, their agents, servants or employees or whether or not Lessor or Lessee, their agents, servants or employees shall, in any way, have contributed to such loss.

53. Lessor agrees to pay EDWARD M. PAUL & COMPANY their heirs or assigns a brokerage commission of five percent (5%) of the gross rental collected during the term of this Lease and any renewals or extensions thereof for their services in negotiating this Lease for the owner, their heirs, executors, administrators or assigns. For the purposes of this paragraph renewals, and extensions shall include new leases entered into with this Lessee, their successors or assigns even if the new lease shall substantially change the term and conditions. It is further agreed and understood that should the Lessee or any related or successor entity purchase the demised premises during the term of this lease or any renewals thereof, Lessor their heirs or assigns further agrees to pay EDWARD M. PAUL & COMPANY a sales commission of five percent (5%) of the gross sale price at settlement.


APPROVED:

                                            EDWARD M. PAUL & COMPANY

REGENT BANCSHARES, INC.                     /s/ Edward M. Paul
                                            -----------------------------------

/s/ Harvey Porter
-----------------------------
BY: President

                                            CYNWYD INVESTMENTS

                                            /s/
                                            -----------------------------------

/s/ Stephen Carroll
-----------------------------
ATTEST

                                   Exhibit "B"
                                   -----------

RICHMOND ROOFING                                                 Roofers License
3139 Prospect Ave.                                                 PHILA./C61083
Trevose, PA  19047
(215) 357-6920
                                    Proposal
--------------------------------------------------------------------------------
PROPOSAL SUBMITTED TO                 PHONE                     DATE

CYNWYD INVESTMENTS                    FAX - 610-664-1976        November 6, 1995
--------------------------------------------------------------------------------
STREET                                JOB

725 CONSHOHOCKEN STATE ROAD           PROPOSAL #95-78
--------------------------------------------------------------------------------
CITY, STATE, AND ZIP CODE             JOB LOCATION

BALA CYNWYD, PA 19004                 1426 WALNUT STREET - 3RD FLOOR
--------------------------------------------------------------------------------
We hereby submit specifications and estimates for

         REAR AREA

         REMOVAL ALL PARTITIONS
         CLEAN AND PATCH CEILING AND PAINT
         CLEAN AND PATCH FLOOR
         INSTALL NEW UNISEX BATHROOM
         INSTALL NEW HANDICAP BATHROOM
         PATCH CEILING IN BATHROOM
         ALL REQUIRED PLUMBING AND ELECTRICAL WORK INCLUDED AS PER CODE

                                   $40,000.00

--------------------------------------------------------------------------------
We propose

hereby to furnish material and labor, complete in accordance with above specifications, for the sum of

         FORTY THOUSAND DOLLARS                                    ($40,000.00)
--------------------------------------------------------------------------------
Payment to be made as follows:

         TO BE DETERMINED UPON ACCEPTANCE OF PROPOSAL
--------------------------------------------------------------------------------

          Authorized Signature: /s/
                                ------------------------------------------------
          Note: This proposal may be withdrawn if not accepted within ____ days.

Acceptance of Proposal

The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as stated above.

                                    Signature
                                             -----------------------------------
Date of acceptance                  Signature
                  -----------                -----------------------------------

                                    "NOTICE"

ALL MATERIAL IS GUARANTEED TO BE AS SPECIFIED. ALL WORK IS TO BE COMPLETED IN A WORKMANLIKE MANNER ACCORDING TO STANDARD PRACTICES. ANY ALTERATION OR DEVIATION FROM ABOVE SPECIFICATIONS INVOLVING EXTRA COSTS WILL BE EXECUTED UPON WRITTEN ORDERS, AND WILL BECOME AN EXTRA CHARGE OVER AND ABOVE THE ESTIMATE. ALL AGREEMENTS CONTINGENT UPON STRIKES, ACCIDENTS OR DELAYS BEYOND OUR CONTROL. OWNER TO CARRY FIRE, TORNADO AND OTHER NECESSARY INSURANCE. OUR WORKERS ARE FULLY COVERED BY WORKMEN'S COMPENSATION INSURANCE.


Approve by Initialing /s/ HP

                                   Exhibit "B"
                                   -----------

RICHMOND ROOFING                                                 Roofers License
3139 Prospect Ave.                                                 PHILA./C61083
Trevose, PA  19047
(215) 357-6920
                                    Proposal
--------------------------------------------------------------------------------
PROPOSAL SUBMITTED TO                 PHONE                     DATE

CYNWYD INVESTMENTS                    FAX - 610-664-1976        November 6, 1995
--------------------------------------------------------------------------------
STREET                                JOB

725 CONSHOHOCKEN STATE ROAD           PROPOSAL #95-76
--------------------------------------------------------------------------------
CITY, STATE, AND ZIP CODE             JOB LOCATION

BALA CYNWYD, PA 19004                 1426 WALNUT STREET - 3RD FLOOR
--------------------------------------------------------------------------------
We hereby submit specifications and estimates for

         FRONT AREA -

         TAKE DOWN 1 WALL
         INSTALL NEW PARTITION FRONT SPACE WHERE 1/2 PARTITION NOW EXISTS INSTALL NEW WALL AND SILLS ALONG FRONT WINDOWS
         CLOSE OFF DOOR WAY TO CREATE TWO OFFICES
         TAKE DOWN WALLS LEADING INTO MIDDLE AREA
         INSTALL NEW WALL AT ELECTRICAL BOX NEXT TO STEPS
         INSTALL SUSPENDED CEILING
         INSTALL GLUE DOWN CARPET
         PATCH SKYLIGHT AND WALLS WHERE NEEDED
         SCRAPE WHERE NEEDED
         PAINT WITH CONTRACTOR WHITE PAINT

         CONTINUED......
--------------------------------------------------------------------------------
We propose

hereby to furnish material and labor, complete in accordance with above specifications, for the sum of

                                                                  (           )
--------------------------------------------------------------------------------
Payment to be made as follows:


--------------------------------------------------------------------------------

          Authorized Signature:
                                ------------------------------------------------
          Note: This proposal may be withdrawn if not accepted within ____ days.

Acceptance of Proposal

The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as stated above.

                                    Signature
                                             -----------------------------------
Date of acceptance                  Signature
                  -----------                -----------------------------------

                                    "NOTICE"

ALL MATERIAL IS GUARANTEED TO BE AS SPECIFIED. ALL WORK IS TO BE COMPLETED IN A WORKMANLIKE MANNER ACCORDING TO STANDARD PRACTICES. ANY ALTERATION OR DEVIATION FROM ABOVE SPECIFICATIONS INVOLVING EXTRA COSTS WILL BE EXECUTED UPON WRITTEN ORDERS, AND WILL BECOME AN EXTRA CHARGE OVER AND ABOVE THE ESTIMATE. ALL AGREEMENTS CONTINGENT UPON STRIKES, ACCIDENTS OR DELAYS BEYOND OUR CONTROL. OWNER TO CARRY FIRE, TORNADO AND OTHER NECESSARY INSURANCE. OUR WORKERS ARE FULLY COVERED BY WORKMEN'S COMPENSATION INSURANCE.


Approve by Initialing /s/ HP

                                   Exhibit "B"
                                   -----------

RICHMOND ROOFING                                                 Roofers License
3139 Prospect Ave.                                                 PHILA./C61083
Trevose, PA  19047
(215) 357-6920
                                    Proposal
--------------------------------------------------------------------------------
PROPOSAL SUBMITTED TO                 PHONE                     DATE

CYNWYD INVESTMENTS                    FAX - 610-664-1976        November 6, 1995
--------------------------------------------------------------------------------
STREET                                JOB

725 CONSHOHOCKEN STATE ROAD           PROPOSAL #95-77
--------------------------------------------------------------------------------
CITY, STATE, AND ZIP CODE             JOB LOCATION

BALA CYNWYD, PA 19004                 1426 WALNUT STREET - 3RD FLOOR
--------------------------------------------------------------------------------
We hereby submit specifications and estimates for

         MIDDLE AREA

         REMOVE BENCHES
         INSTALL SUSPENDED CEILING
         INSTALL GLUE DOWN CARPETING
         WIDEN DOORWAY INTO REAR AREA
         INSTALL NEW DOOR AND FRAME
         PATCH SKYLIGHTS AND WALLS WHERE NEEDED
         SCRAPE WHERE NEEDED
         PAINT WITH CONTRACTOR WHITE PAINT

         CONTINUED......
--------------------------------------------------------------------------------
We propose

hereby to furnish material and labor, complete in accordance with above specifications, for the sum of

                                                                  (           )
--------------------------------------------------------------------------------
Payment to be made as follows:


--------------------------------------------------------------------------------

          Authorized Signature:
                                ------------------------------------------------
          Note: This proposal may be withdrawn if not accepted within ____ days.

Acceptance of Proposal

The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as stated above.

                                    Signature
                                             -----------------------------------
Date of acceptance                  Signature
                  -----------                -----------------------------------

                                    "NOTICE"

ALL MATERIAL IS GUARANTEED TO BE AS SPECIFIED. ALL WORK IS TO BE COMPLETED IN A WORKMANLIKE MANNER ACCORDING TO STANDARD PRACTICES. ANY ALTERATION OR DEVIATION FROM ABOVE SPECIFICATIONS INVOLVING EXTRA COSTS WILL BE EXECUTED UPON WRITTEN ORDERS, AND WILL BECOME AN EXTRA CHARGE OVER AND ABOVE THE ESTIMATE. ALL AGREEMENTS CONTINGENT UPON STRIKES, ACCIDENTS OR DELAYS BEYOND OUR CONTROL. OWNER TO CARRY FIRE, TORNADO AND OTHER NECESSARY INSURANCE. OUR WORKERS ARE FULLY COVERED BY WORKMEN'S COMPENSATION INSURANCE.


Approve by Initialing /s/ HP

                                   Exhibit "C"
                                   -----------

RICHMOND ROOFING                                                 Roofers License
3139 Prospect Ave.                                                 PHILA./C61083
Trevose, PA  19047
(215) 357-6920
                                    Proposal
--------------------------------------------------------------------------------
PROPOSAL SUBMITTED TO                 PHONE                     DATE

REGENT BANK                                                    November 30, 1995
--------------------------------------------------------------------------------
STREET                                JOB

1426 WALNUT STREET -- 3RD FLOOR       PROPOSAL #95-83
--------------------------------------------------------------------------------
CITY, STATE, AND ZIP CODE             JOB LOCATION

PHILADELPHIA, PA                      1426 WALNUT STREET
--------------------------------------------------------------------------------
We hereby submit specifications and estimates for

     WORK TO BE COMPLETED IN BATHROOM ABOVE CONTRACT PRICE


         INSTALL NEW SOIL PIPE TO RECEIVE NEW TOILETS
         INSTALL 2 ADDITIONAL COMMERCIAL TOILETS IN BATHROOM AREA
         INSTALL METAL PARTITIONS, DOORS AND HARDWARE FOR ADDITIONAL TOILETS

                     TOTAL: $4,500.00 (this amount or less)

--------------------------------------------------------------------------------
We propose

hereby to furnish material and labor, complete in accordance with above specifications, for the sum of

         FOUR THOUSAND FIVE HUNDRED DOLLARS                         ($4,500.00)
--------------------------------------------------------------------------------
Payment to be made as follows:

         TO BE DETERMINED UPON ACCEPTANCE OF PROPOSAL
--------------------------------------------------------------------------------

          Authorized Signature: /s/
                                ------------------------------------------------
          Note: This proposal may be withdrawn if not accepted within 0 days.

Acceptance of Proposal

The above prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as stated above.

                                    Signature /s/ Harvey Porter
                                             -----------------------------------
Date of acceptance 11/30/95         Signature /s/ Kristen Evan
                  -----------                -----------------------------------

                                    "NOTICE"

ALL MATERIAL IS GUARANTEED TO BE AS SPECIFIED. ALL WORK IS TO BE COMPLETED IN A WORKMANLIKE MANNER ACCORDING TO STANDARD PRACTICES. ANY ALTERATION OR DEVIATION FROM ABOVE SPECIFICATIONS INVOLVING EXTRA COSTS WILL BE EXECUTED UPON WRITTEN ORDERS, AND WILL BECOME AN EXTRA CHARGE OVER AND ABOVE THE ESTIMATE. ALL AGREEMENTS CONTINGENT UPON STRIKES, ACCIDENTS OR DELAYS BEYOND OUR CONTROL. OWNER TO CARRY FIRE, TORNADO AND OTHER NECESSARY INSURANCE. OUR WORKERS ARE FULLY COVERED BY WORKMEN'S COMPENSATION INSURANCE.


Approve by Initialing /s/ HP

     (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

     15. Further Remedies of Lessor. In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:

         (a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take possession of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distrain, levy, appraisement or sale; and/or

         (b) may enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P.L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.

         (c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or

         (d) may lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

     16. Confession of Judgment. If rent and/or any charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Prothonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges, payments, costs or expenses, and in said suits or in said amicable action or actions to confess judgment against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with any attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

     17. Ejectment. When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

     18. Affidavit of Default. In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

     19. Waivers by Lessee of Errors, Right of Appeal, Stay, Exemption, Inquisition. Lessee expressly agrees that any judgment, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in the said proceedings, and all liability therefor. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under this lease. Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Lessee specifically waives the right to the three months' notice and/or the fifteen or thirty days' notice required by the Act of April 6, 1951, P. L. 69, and agrees that five days' notice shall be sufficient in either or any other case.

     20. Right of Assignee of Lessor. The right to enter judgment against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

     21. Remedies Cumulative. All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

     22. Condemnation. In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

     23. Subordination. This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owners of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

     24. Termination of Lease. It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at lease 90 days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one year and so on from year to year unless or until terminated by either party hereto, giving the other 90 days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within fifteen days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself.

     25. Notices. All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must be given by registered mail, and as against Lessor, the only admissible evidence that notice has been given by Lessee shall be a registry return receipt signed by Lessor or his agent.

     26. Lease Contains All Agreements. It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agents and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.


Approve by Initialing /s/ HP